UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) December 1, 2005

                  DAVIDSON DIVERSIFIED REAL ESTATE III, L.P.
            (Exact name of Registrant as specified in its charter)


            Delaware                  0-15676                 62-1242599
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)        Identification Number)


                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.01   Completion of Acquisition or Disposition of Assets.

Davidson Diversified Real Estate III, L.P. (the "Registrant") a Delaware limited partnership owns a 100% interest in Salem Courthouse, L.P., a South Carolina limited partnership (the "Partnership"). On December 1, 2005, the Partnership sold its investment property, Salem Courthouse Apartments, a 388-unit apartment complex located in Indianapolis, Indiana ("Property") to a third party, Prime Quest Management, LLC (the "Purchaser"), an Illinois limited liability company. In addition, the Purchaser purchased six other apartment complexes, each of which was owned in whole or in part by affiliates of AIMCO Properties, L.P., an affiliate of both the general partner of the Partnership and the managing general partner of the Registrant. The sale price for the Property was approximately $12,473,000. The Registrant continues to own and operate one other investment property.

The managing general partner currently anticipates using the net sales proceeds received to repay a portion of the balance of the outstanding loans owed to affiliates and to retain some of the cash for partnership expenses.


Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and consolidated statements of operations reflect the operations of the Registrant as if the Property had been sold on January 1, 2004.

The pro forma consolidated financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2004 Annual Report on Form 10-KSB.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)
                               September 30, 2005

All other assets                                    $    602
Investment properties, net                            12,641
    Total Assets                                    $ 13,243

All other liabilities                               $ 12,655
Mortgage notes payable                                15,336
Partners' deficit                                    (14,748)
    Total Liabilities and Partners' Deficit         $ 13,243



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               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (in thousands, except per unit data)

                                               Year Ended      Nine Months Ended
                                            December 31, 2004 September 30, 2005

Total revenues                                     $ 3,361          $ 2,842
Total expenses                                       5,477            4,541

Net loss                                           $(2,116)         $(1,699)

Net loss per limited partnership unit           $(2,050.42)      $(1,646.07)






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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                DAVIDSON DIVERSIFIED REAL ESTATE III, L.P.


                                By: Davidson Diversified Properties, Inc.
                                    Managing General Partner

                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                             Date: December 7, 2005